Assets Held for Sale	12 Months Ended
Dec. 31, 2023
Assets Held For Sale [Abstract]
Assets Held for Sale
13.
Assets held for sale

At December 31, 2023, and December 31, 2022, assets held for sale were measured at their fair value less costs to sell and comprised of the following:

Stellarton facility	6,375
6,375

The Stellarton facility is located in Stellarton, Nova Scotia, and its primary purpose was the packaging and processing of value added and derivative products for the adult-use cannabis market. The Stellarton facility was acquired in the Zenabis acquisition (note 5(b)).

During the year ended December 31, 2023, the Company sold the Mission facility and recorded a gain on disposal of $0.1 million. The Mission facility was located in Mission, British Columbia, and its primary purpose was the cultivation of cannabis and the packaging of dried cannabis flower in consumer packaging. The Mission facility was acquired in the Valens Transaction (note 5(c)).